UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2021

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001885855
Benchmark 2021-B30 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Delaware	333-226943-11	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

1 Columbus Circle

New York, New York 10019

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed on November 16, 2021, with respect to Benchmark 2021-B30 Mortgage Trust. The purpose of this amendment is to file as Exhibit 99.1 the executed version of the Second Amended and Restated Servicing Agreement dated October 31, 2021 (the “WF/Computershare Servicing Agreement”), by and among Wells Fargo Bank, National Association and certain of its affiliates and Computershare Trust Company, N.A. (“Computershare Trust Company”), Computershare Delaware Trust Company (“CDTC”) and Computershare Limited (“Computershare Limited,” collectively with Computershare Trust Company and CDTC, “Computershare”). No other changes have been made to the Form 8-K other than the changes described above.

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2021, Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and Wells Fargo Delaware Trust Company, N.A. (“WFDTC,” and collectively with Wells Fargo Bank and Wells Fargo & Company, “Wells Fargo”) entered into a definitive agreement with Computershare to sell substantially all of its Corporate Trust Services (“CTS”) business. The sale to Computershare closed on November 1, 2021, and virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices transferred to Computershare as part of the sale. On November 1, 2021, for some of the transactions in its CTS business, Wells Fargo transferred its roles, and the duties, rights, and liabilities for such roles, under the relevant transaction agreements to Computershare Trust Company. For other transactions in its CTS business, Wells Fargo intends to transfer such roles, duties, rights, and liabilities to Computershare Trust Company or CDTC, as applicable, in stages after November 1, 2021. For any transaction where Wells Fargo’s roles did not transfer to Computershare Trust Company or CDTC on November 1, 2021, Computershare Trust Company or CDTC performs all or virtually all of Wells Fargo’s obligations as its agent as of such date.

Wells Fargo Bank will act as trustee (in such capacity, the “Trustee”), certificate administrator (in such capacity, the “Certificate Administrator”), and custodian (in such capacity, the “Custodian”) under the pooling and servicing agreement filed as Exhibit 4.1 to the Form 8-K (the “PSA”). Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company, a U.S. bank holding company with approximately $1.9 trillion in assets as of June 30, 2021. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The transaction parties may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates.

Because Wells Fargo Bank and certain of its affiliates closed the sale of its CTS business to Computershare on November 1, 2021 and no longer has a corporate trust business platform, it will perform virtually all of its obligations as trustee, certificate administrator and custodian under the PSA through Computershare Trust Company as its agent pursuant to the WF/Computershare Servicing Agreement. Wells Fargo Bank may, in some limited circumstances, retain performance of certain of its duties as trustee, certificate administrator and custodian under the PSA. In those limited circumstances, Computershare Trust Company as agent for Wells Fargo Bank would not perform such duties. See the Summary of the WF/Computershare Servicing Agreement definition of “Retained Duties” below and “—Duties Retained by the Applicable Wells Fargo Entity”.

Computershare Trust Company will act as agent for Wells Fargo Bank as trustee, certificate administrator and custodian under the PSA. Computershare Trust Company is a national banking association and a wholly-owned subsidiary of Computershare Limited, an Australian financial services company with approximately $5.251 billion (USD) in assets as of June 30, 2021. Computershare Limited and its affiliates have been engaging in financial service activities, including stock transfer related services, since 1997, and corporate trust related services since 2000. Computershare Trust Company provides corporate trust, custody, securities transfer, cash management, investment management and other financial and fiduciary services, and has been engaged in providing financial services, including corporate trust services, since 2000. The transaction parties may maintain commercial relationships with Computershare Trust Company and its affiliates. Computershare Trust Company maintains corporate trust offices at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for correspondence related to certificate transfer services is located at 600 South 4th Street, 7th Floor, Minneapolis, Minnesota 55415.

Summary of the WF/Computershare Servicing Agreement

The summary below is not intended to summarize all the terms of the WF/Computershare Servicing Agreement. In this summary, the term “Applicable Computershare Entity” means Computershare Trust Company or CDTC, as applicable, and the term “Applicable Wells Fargo Entity” means Wells Fargo Bank or WFDTC, as applicable. Such terms are not used in the WF/Computershare Servicing Agreement.

Effectiveness. The WF/Computershare Servicing Agreement was effective as of November 1, 2021.

Certain Defined Terms in the WF/Computershare Servicing Agreement. Under the WF/Computershare Servicing Agreement:

(a)	“Appointment” generally refers to the appointment of the Applicable Wells Fargo Entity to act in a Corporate Trust Capacity under any of the Corporate Trust Contracts of the corporate trust business,
(b)	“Corporate Trust Contracts” generally refer to the corporate trust contracts for the Appointments,
(c)	“Corporate Trust Capacity” generally refers to the Applicable Wells Fargo Entity’s roles under a Corporate Trust Contract,
(d)	“Excluded Appointments” and “Restricted Appointments,” and together, “Serviced Appointments,” generally describe those Appointments for which the Applicable Wells Fargo Entity has not transferred all of its roles, and the rights, interests, obligations and duties associated with such roles, to the Applicable Computershare Entity, and the Applicable Computershare Entity is performing the duties related to the Applicable Wells Fargo Entity’s Corporate Trust Capacities in such Appointments as its agent pursuant to the WF/Computershare Servicing Agreement,
(e)	“Serviced Duties” generally refers to the duties and obligations of the Applicable Wells Fargo Entity in certain Corporate Trust Capacities under the Serviced Appointments that are performed by the Applicable Computershare Entity pursuant to the WF/Computershare Servicing Agreement,
(f)	a “Serviced Corporate Trust Contract” is generally a Corporate Trust Contract for which the Applicable Computershare Entity is performing the Serviced Duties related to the

Applicable Wells Fargo Entity’s Corporate Trust Capacities pursuant to the WF/Computershare Servicing Agreement, and

(g)	“Retained Duties” generally refers to the duties of the Applicable Wells Fargo Entity in certain Corporate Trust Capacities under a Corporate Trust Contract that are not performed by the Applicable Computershare Entity as part of its Serviced Duties.

For purposes of the PSA and the WF/Computershare Servicing Agreement:

•	Wells Fargo Bank’s roles as Trustee, Certificate Administrator and Custodian under the PSA will constitute Corporate Trust Capacities,
•	the PSA and other agreements related to the Benchmark 2021-B30 Mortgage Trust to which Wells Fargo Bank as Trustee, Certificate Administrator and Custodian is a party will be Serviced Corporate Trust Contracts, and
•	the Applicable Wells Fargo Entity will be Wells Fargo Bank.

General Duties of the Applicable Computershare Entity. The WF/Computershare Servicing Agreement obligates the Applicable Computershare Entities to supervise, manage, administer, and otherwise discharge the Applicable Wells Fargo Entity’s Serviced Duties under a Serviced Corporate Trust Contract, to the fullest extent permitted by applicable law and the applicable Corporate Trust Contract. Under the WF/Computershare Servicing Agreement, the Applicable Wells Fargo Entities agreed to deliver necessary legal powers of attorney and to take other actions necessary to enable the Applicable Computershare Entity to perform the Applicable Wells Fargo Entity’s Serviced Duties and exercise its rights under the Serviced Corporate Trust Contract. The Applicable Computershare Entity is authorized to take “Specified Actions” which generally means any action (including any determination to take no action) with respect to a Serviced Appointment, requiring or permitting the exercise of judgment in connection with decisions between or among alternative courses of action. As a general matter, any such action or inaction may be taken by the Applicable Computershare Entity only if the Applicable Wells Fargo Entity would be authorized to take (or omit to take) such action under the applicable Serviced Corporate Trust Contract.

Duties Retained by the Applicable Wells Fargo Entity. Under the WF/Computershare Servicing Agreement, the Applicable Computershare Entity will not perform the Retained Duties, which will be retained and performed by the Applicable Wells Fargo Entity. Under the definition thereof, Retained Duties generally include the Applicable Wells Fargo Entity’s duties set forth in a Corporate Trust Contract related to account bank, depositary / depository, depository agent, eligible lender trustee, master servicer, backup advancing agent, trustee (or other similar role), buyer, financial institution, or lender roles, in each case, to the extent that (a) any such role is required to be performed by a deposit-taking institution and no Applicable Computershare Entity is eligible to serve in such role, (b) any such role would require the Applicable Computershare Entity to fund or originate loans or other extensions of credit (except for any advancing obligations per the terms of the Corporate Trust Contract), or (c) with respect to any role requiring the Applicable Wells Fargo Entity to make backup advances, the Applicable Computershare Entity could not perform such role without causing a rating agency to downgrade (or place on watch for downgrade) the rating assigned to the securities issued pursuant to the related Corporate Trust Contract. With respect to the backup advancing Retained Duty described in clause (c) in the preceding sentence, to the WF/Computershare Servicing Agreement sets forth backup advancing procedures that the Applicable Computershare Entity and the Applicable Wells Fargo Entity will follow for any required backup advance under a Serviced Corporate Trust Contract.

Servicing Standard. The WF/Computershare Servicing Agreement requires the Applicable Computershare Entity to perform the Serviced Duties under a Serviced Corporate Trust Contract as though it were a direct party to such contract (a) in compliance with the terms of the applicable Serviced Corporate Trust Contract, including any standard of care set forth therein, (b) in compliance with applicable law, and (c) consistent with (and with a standard of care no less than) its own practices in servicing its own corporate trust business.

Parent Guaranty. Computershare Limited, the parent of Computershare Trust Company and CDTC, is the guarantor under the WF/Computershare Servicing Agreement, and absolutely, unconditionally, and irrevocably guarantees for the benefit of the Applicable Wells Fargo Entities each and every covenant, agreement and other obligation of Computershare Trust Company and CDTC under the WF/Computershare Servicing Agreement. The Applicable Wells Fargo Entities are entitled to enforce such obligations directly against Computershare Limited.

Compensation & Expenses. The Applicable Computershare Entity is entitled under the WF/Computershare Servicing Agreement to receive all fees, compensation, reimbursement for expenses and other income related to the Serviced Appointments payable to or otherwise received by the Applicable Wells Fargo Entity pursuant to the Serviced Corporate Trust Contracts. The right of the Applicable Computershare Entity to receive all such fees, compensation, reimbursement for expenses and other income will terminate upon the earlier of (a) the date on which such Serviced Appointment is no longer subject to the WF/Computershare Servicing Agreement, or (b) the termination of the WF/Computershare Servicing Agreement.

Except as otherwise provided in the WF/Computershare Servicing Agreement, the Applicable Computershare Entity is generally responsible under the WF/Computershare Servicing Agreement to pay its own expenses and costs allocable to all aspects of performing Serviced Duties. The WF/Computershare Servicing Agreement generally authorizes the Applicable Computershare Entity to exercise any of the Applicable Wells Fargo Entity’s rights under a Serviced Corporate Trust Contract related to a Serviced Appointment to any refunds, claims, causes of action, indemnity, contribution, reimbursement rights of set off and rights of recoupment recoverable from or against any third party, the Trust Assets (as defined in the WF/Computershare Servicing Agreement) or otherwise (including rights to insurance proceeds and rights under and pursuant to all warranties, representations and guarantees).

Termination of Serviced Duties for a Serviced Corporate Trust Contract. The WF/Computershare Servicing Agreement provides that the Applicable Computershare Entity’s Serviced Duties under the WF/Computershare Servicing Agreement terminate for any Serviced Corporate Trust Contract at the “Appointment Expiration Time,” which generally means the time that the Applicable Wells Fargo Entity’s obligations under any Serviced Appointment are terminated or of no further force and effect, including upon the (a) valid termination or removal of the Applicable Wells Fargo Entity from all Corporate Trust Capacities with respect to a Serviced Appointment, or (b) with the prior consent of the Applicable Computershare Entity, the resignation by, assignment by, or succession of the Applicable Wells Fargo Entity from all Corporate Trust Capacities with respect to a Serviced Appointment.

Termination of WF/Computershare Servicing Agreement. The WF/Computershare Servicing Agreement terminates upon the first to occur of the date (a) the parties mutually agree to terminate the WF/Computershare Servicing Agreement, (b) the last Serviced Appointment is terminated, matured or expired under the terms of the applicable Serviced Corporate Trust Contract and all Trust Assets (as defined in the WF/Computershare Servicing Agreement) in respect thereof have been fully distributed, (c) the Applicable Wells Fargo Entity transfers the last Serviced Appointment to the Applicable Computershare Entity, (d) the Applicable Wells Fargo Entity has resigned from the last Serviced

Appointment if permitted under the WF/Computershare Servicing Agreement, and (e) the Applicable Wells Fargo Entity is removed from the Appointment or the Applicable Wells Fargo Entity is terminated in accordance with the WF/Computershare Servicing Agreement, the applicable Serviced Corporate Trust Contract, or any other agreement between the parties to the WF/Computershare Servicing Agreement.

The Applicable Computershare Entity has the right to instruct the Applicable Wells Fargo Entity to execute documents in connection with the resignation of the Applicable Wells Fargo Entity from any Corporate Trust Capacity and the appointment of a successor under the Serviced Appointments.

The Applicable Wells Fargo Entity can elect to terminate the WF/Computershare Servicing Agreement in the event that the remaining Serviced Appointments have generated LTM Fee Revenue that is less than 5% of the aggregate fee revenue generated by all Serviced Appointments as of January 1, 2024 in the twelve-month period prior to January 1, 2024. Under the WF/Computershare Servicing Agreement, “LTM Fee Revenue” means the fee revenue (excluding net interest income but including money market fund fees) generated by all remaining Serviced Appointments in the last full twelve-month period prior to the time the Applicable Wells Fargo Entity elects to exercise the termination right described in the preceding sentence.

The Applicable Wells Fargo Entities have a right to terminate the WF/Computershare Servicing Agreement with respect to a specific Serviced Appointment(s) in the event of certain “Major Defaults” by the Applicable Computershare Entities following Computershare’s failure to remediate the Major Default. The Applicable Wells Fargo Entities may also terminate the WF/Computershare Servicing Agreement upon the Applicable Computershare Entity’s insolvency or pursuant to applicable laws.

Computershare Trust Company will act as agent for Wells Fargo Bank as the Trustee (in such capacity, the “Trustee Agent”). The Trustee is responsible, among other duties, for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. Computershare Trust Company has provided corporate trust related services since 2000 through its predecessors and affiliates. Computershare Trust Company provides trustee services for a variety of transactions and asset types, including corporate and municipal bonds, mortgage-backed and asset-backed securities, and collateralized debt obligations. As of November 1, 2021, when it acquired the CTS business from Wells Fargo Bank, Computershare Trust Company was acting as agent for the named trustee or indenture trustee on approximately 462 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $237 billion (USD).

The Trustee is generally required to make an advance if the related master servicer or special servicer fails to make a required advance. In the past three years, neither Computershare Trust Company, nor the CTS business it acquired from Wells Fargo Bank, has been required to make an advance on a commercial mortgage-backed securities transaction.

Computershare Trust Company will act as agent for Wells Fargo Bank as the Certificate Administrator (in such capacity, the “Certificate Administrator Agent”). Under the terms of the PSA, Computershare Trust Company as Certificate Administrator Agent is responsible for securities administration, which includes pool performance calculations, distribution calculations, and the preparation of monthly distribution reports. As agent for the Certificate Administrator, Computershare Trust Company is responsible for the preparation and filing of all REMIC tax returns on behalf of the trust REMICs and, to the extent required under the PSA, the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K, and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the Issuing Entity. With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, Computershare Trust Company acquired a business that has been engaged in the business of securities administration since June 30, 1995, and in connection with commercial mortgage-backed securities since 1997. As of November 1, 2021, when it acquired the CTS business from Wells Fargo Bank, Computershare Trust Company was acting as agent for the certificate administrator on approximately 1,102 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of more than $622 billion (USD).

As a result of Computershare Trust Company not being a deposit-taking institution, any accounts that the Certificate Administrator is required to maintain pursuant to the PSA will be established and maintained with one or more institutions in a manner satisfying the requirements of the PSA, including any applicable eligibility criteria for account banks set forth in the PSA.

Computershare Trust Company will act as agent for Wells Fargo Bank as the Custodian (the “Custodian Agent”). Under the terms of the PSA, Computershare Trust Company as Custodian Agent will act as the custodian of the mortgage loan files pursuant to the PSA. In that capacity, Computershare Trust Company is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the Trustee for the benefit of the Certificateholders. Computershare Trust Company maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management.  Files are segregated by transaction or investor. With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, Computershare Trust Company acquired a business that has been engaged in the mortgage document custody business for more than 25 years. As of November 1, 2021, when it acquired the CTS business from Wells Fargo Bank, Computershare Trust Company was acting primarily as agent for the custodian, but in some cases as custodian, for approximately 320,000 commercial mortgage loan files.

Computershare Trust Company, through the CTS business acquired from Wells Fargo Bank, serves or may have served within the past two years as loan file custodian or the agent of the loan file custodian for various mortgage loans owned by one or more of the Sponsors or an affiliate of one or more Sponsors and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of any custodial agreement under which those services are provided are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review, and safekeeping of mortgage loan files.

Currently, there are no legal proceedings pending before any court or governmental authority against Computershare Trust Company that would have a material adverse effect on the ability of Computershare Trust Company as agent to perform the obligations of Wells Fargo Bank as trustee, certificate administrator and custodian under the PSA.

In December 2014, Phoenix Light SF Limited and certain related entities and the National Credit Union Administration (NCUA) filed complaints in the United States District Court for the Southern District of New York against Wells Fargo Bank, alleging claims against Wells Fargo Bank in its capacity as trustee for a number of residential mortgage-backed securities trusts. Complaints raising similar allegations have been filed by Commerzbank AG in the Southern District of New York and by IKB International and IKB Deutsche Industriebank in New York state court. In each case, the plaintiffs allege that Wells Fargo Bank, as trustee, caused losses to investors, and plaintiffs assert causes of action based upon, among other things, the trustee’s alleged failure to notify and enforce repurchase obligations of mortgage loan sellers for purported breaches of representations and warranties, notify investors of alleged events of default, and abide by appropriate standards of care following alleged events of default. Wells Fargo Bank previously settled two class action lawsuits with similar allegations that were filed in November 2014 and December 2016 by institutional investors in the Southern District of New York and New York state court, respectively.

In addition to the foregoing cases, in August 2014 and August 2015 Nomura Credit & Capital Inc. (“Nomura”) and Natixis Real Estate Holdings, LLC (“Natixis”) filed a total of seven third-party complaints against Wells Fargo Bank in New York state court. In the underlying first-party actions, Nomura and Natixis have been sued for alleged breaches of representations and warranties made in connection with residential mortgage-backed securities sponsored by them. In the third-party actions, Nomura and Natixis allege that Wells Fargo Bank, as master servicer, primary servicer or securities administrator, failed to notify Nomura and Natixis of their own breaches, failed to properly oversee the primary servicers, and failed to adhere to accepted servicing practices. Natixis additionally alleges that Wells Fargo Bank failed to perform default oversight duties. Wells Fargo Bank has asserted counterclaims alleging that Nomura and Natixis failed to provide Wells Fargo Bank notice of their representation and warranty breaches.

With respect to each of the foregoing litigations, Wells Fargo Bank believes plaintiffs' claims are without merit and intends to contest the claims vigorously, but there can be no assurances as to the outcome of the litigations or the possible impact of the litigations on Wells Fargo Bank or the related RMBS trusts.

For two CMBS transactions, Wells Fargo Bank disclosed transaction-level noncompliance on its 2020 Annual Statement of Compliance furnished pursuant to Item 1123 of Regulation AB related to its CMBS bond administration function (each, a “Subject 2020 Wells Fargo CTS CMBS Annual Statement of Compliance”). Each Subject 2020 Wells Fargo CTS CMBS Annual Statement of Compliance stated that an administrative error resulted in a payment error to certain classes for one distribution period, and that the affected distributions were revised to correct the error before the next distribution date. Each Subject 2020 Wells Fargo CTS CMBS Annual Statement of Compliance also stated that Wells Fargo Bank has incorporated additional payment control procedures in an effort to prevent further similar payment errors. Such procedures were implemented in Wells Fargo Bank’s CTS business at the time.  The transaction-level noncompliance disclosed on each Subject 2020 Wells Fargo CTS CMBS Annual Statement of Compliance occurred prior to the sale by Wells Fargo Bank of the CTS business to Computershare.

Neither Wells Fargo Bank nor any of its affiliates retained any economic interest in this securitization, including without limitation any certificates issued by the issuing entity.  However, each of Wells Fargo Bank and its affiliates will be entitled at their discretion to acquire certificates issued by the issuing entity, and in each such case will have the right to dispose of any such certificates at any time.

Neither Computershare Trust Company nor any of its affiliates retained any economic interest in this securitization, except that Computershare Trust Company or its affiliates may, from time to time after the initial sale of the certificates to investors on the Closing Date, acquire additional certificates pursuant to secondary market transactions. Any such party will have the right to dispose of any certificates, whether acquired on or after the Closing Date, at any time.

The information set forth above has been provided by Wells Fargo Bank.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 99.1	Second Amended and Restated Servicing Agreement dated October 31, 2021, by and among Wells Fargo Bank, National Association and certain of its affiliates and Computershare Trust Company, N.A., Computershare Delaware Trust Company and Computershare Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: November 22, 2021
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director